SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
               (Date of earliest event reported): February 4, 2003

                           ARIAD PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      0-21696                22-3106987
----------------------------  ------------------------    -------------------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5.    OTHER EVENTS

           On February 4, 2003, the Registrant disseminated a Press Release announcing that it has entered into a non-exclusive license agreement with GPC Biotech AG, which gives GPC Biotech AG the right to use ARIAD's proprietary ARGENT(TM) cell-signaling regulation technology in GPC's proprietary LeadCode(TM) drug discovery and Reverse Genomics(TM) platform.

           The information contained in the Press Release dated February 4, 2003, is incorporated herein by reference and attached as Exhibit
           99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1    The Registrant's Press Release dated February 4, 2003.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ARIAD PHARMACEUTICALS, INC.



                                             By:    /s/ Edward M. Fitzgerald
                                                    ------------------------
                                                    Edward M. Fitzgerald
                                                    Senior Vice President and
                                                      Chief Financial Officer


Date:    February 4, 2003

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number        Description                             Sequential Page Number
-------       -----------                             ----------------------

99.1          The Registrant's Press Release                     4
              dated February 4, 2003.

                                                                    EXHIBIT 99.1



               ARIAD Licenses Its ARGENT Cell-Signaling
                 Regulation Technology to GPC Biotech

   CAMBRIDGE, Mass.--(BUSINESS WIRE)--Feb. 4, 2003--ARIAD Pharmaceuticals, Inc. (Nasdaq: ARIA) today announced a non-exclusive license agreement with GPC Biotech AG (Frankfurt Stock Exchange: GPC) that gives GPC Biotech the right to use ARIAD's proprietary ARGENT(TM) cell-signaling regulation technology in GPC's proprietary LeadCode(TM) drug discovery and Reverse Genomics(TM) platform. ARIAD will receive guaranteed license fees of $2 million, including $1 million upon signing. GPC Biotech will use ARIAD's technology both in its internal drug discovery efforts and in partnerships with pharmaceutical and biotechnology companies.
   GPC Biotech will pay ARIAD a percentage of revenues received by GPC from its partnerships utilizing the LeadCode three-hybrid technology platform. GPC's first pharmaceutical alliance based on its LeadCode technology was announced on January 31, 2003 with Eli Lilly and Company.
   Furthermore, GPC Biotech will make development and commercialization milestone payments and royalty payments to ARIAD based on GPC products resulting from the use of the licensed ARIAD technology in GPC's internal drug discovery programs.
   "Our agreement with GPC Biotech represents the first major revenue-generating license of our ARGENT cell-signaling regulation technology and highlights the value of our intellectual property portfolio in drug discovery and genomics. This license enables GPC to expand one of its core programs and allows ARIAD to share in GPC's successful commercialization of the technology," said Harvey J. Berger, M.D., chairman and chief executive officer of ARIAD. "Several other leading biotechnology companies are also conducting collaborative studies of our cell-signaling regulation technology outside of GPC's technology platform."
   ARIAD is engaged in the discovery and development of breakthrough medicines that regulate cell signaling with small molecules. The Company is developing a comprehensive approach to the treatment of cancer and blood diseases and has seven product candidates in development. ARIAD also has an exclusive license to pioneering technology and patents related to the discovery, development and use of drugs that regulate NF-(kappa)B cell-signaling activity, which has been implicated in many major diseases.
   Additional information about ARIAD can be found on the web at http://www.ariad.com.
   GPC Biotech AG is a biotechnology company dedicated to discovering and developing new anticancer drugs through innovative discovery technologies and development approaches. GPC's lead product candidate -- satraplatin -- has successfully completed Phase 2 clinical trials and is expected to enter Phase 3 registrational studies during 2003. GPC is leveraging its drug discovery technologies in novel ways to elucidate the mechanisms-of-action of drug candidates and to support the growth of its drug pipeline. Drug discovery and development partners include: ALTANA Pharma of ALTANA AG, Aventis Pharma, Boehringer Ingelheim International GmbH, Eli Lilly and Company, MorphoSys AG, PanTherix Ltd., and Spectrum Pharmaceuticals, Inc. GPC Biotech AG is headquartered in Martinsried/Munich (Germany). GPC's wholly owned U.S. subsidiary has research sites in Waltham, Massachusetts and Princeton, New Jersey.
   Additional information about GPC can be found on the web at http://www.gpc-biotech.com.

   Some of the matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are identified by the use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such statements are based on management's current expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such forward-looking statements. These risks include, but are not limited to, risks and uncertainties regarding ARIAD's ability to conduct preclinical and clinical studies of its product candidates and the results of such studies, regulatory oversight, intellectual property claims, the timing, scope, cost and outcome of legal proceedings, future capital needs, key employees, dependence on ARIAD's collaborators and manufacturers, markets, economic conditions, products, services, prices, reimbursement rates, competition and other risks detailed in the Company's public filings with the Securities and Exchange Commission, including ARIAD's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The information contained in this document is believed to be current as of the date of original issue. ARIAD does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in ARIAD's expectations, except as required by law.

    CONTACT: ARIAD Pharmaceuticals, Inc.
             Tom Pearson, 610/407-9260
             or
             Kathy Lawton, 617/621-2345